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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 15, 2005

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)
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
                     Delaware                              0-27354                           65-0403311
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
(State or other jurisdiction of incorporation)      (Commission File Number)       (IRS Employer Identification No.)

        30831 Huntwood Ave., Hayward, CA                                                         94544
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     (Address of principal executive offices)                                                  (Zip Code)
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        Registrant's telephone number, including area code (510) 476-2000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS.
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         In accordance with the SEC's recently issued "Current Report on Form
8-K Frequently Asked Questions," Impax Laboratories, Inc. (the "Company") has determined to file a copy of the form of Stock Option Grant used by the Company in connection with its 2002 Equity Incentive Plan with this Form 8-K.

         The Form of Stock Option Grant is attached hereto as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
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                  (c)  Exhibits.

                           10.1 - Form of Stock Option Grant



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               IMPAX LABORATORIES, INC.


Date: February 15, 2005                        By: /s/ Cornel C. Spiegler
                                                   --------------------------
                                               Name: Cornel C. Spiegler
                                               Title: Chief Financial Officer



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